EX-99.77O RULE 10F-3
<SEQUENCE>3
<FILENAME>vciiq77_10f3_2_28_11.txt
VALIC II SEMI-ANNUAL REPORT 02/28/11


Name of Registrant:		VALIC II Funds
Name of Portfolio:		Small Cap Growth Fund
Name of Sub Advisor		JP Morgan Investment Management Inc.

Name of Issuer  		Tornier N.V.

Title of Security		Tornier N.V.


Date of First Offering		02/02/11

Amount of Total Offering		 $166,250,000

Unit Price		$19.00

Underwriting Spread or Commission		$1.24

Number of Shares Purchased 		400,600

Dollar Amount of Purchases		$7,611,400.00

Years of Continuous Operation		3+

Percentage of Offering Purchased		0.03%
by Portfolio

Percentage of Portfolio assets                  0.04%
applied to purchases

Percentage of offering purchased		0.48%
by the other Portfolios


Name(s) of Underwriter(s) or
Dealer(s) from whom Purchased		Goldman Sachs & Co.

Underwriting Syndicate Members		BofA Merrill Lynch
					Credit Suisse
					Wells Fargo Securities
					William Blair & Company
					Piper Jaffray
					JP Morgan Securities, Inc.




Name of Registrant:		VALIC II Funds
Name of Portfolio:		Small Cap Value Fund
Name of Sub Advisor		JP Morgan Investment Management Inc.

Name of Issuer  		DCT Industrial

Title of Security		DCT Industrial


Date of First Offering		02/15/11

Amount of Total Offering		 $101,650,000

Unit Price		$5.35

Underwriting Spread or Commission		$0.23

Number of Shares Purchased 		1,052,000

Dollar Amount of Purchases		$5,628,200.00

Years of Continuous Operation		3+

Percentage of Offering Purchased		0.06%
by Portfolio

Percentage of Portfolio assets                  0.10%
applied to purchases

Percentage of offering purchased		5.48%
by the other Portfolios


Name(s) of Underwriter(s) or
Dealer(s) from whom Purchased		BofA Merrill Lynch

Underwriting Syndicate Members		BofA Merrill Lynch
					Deutsche Bank Securities, Inc.
					Wells Fargo Securities
					PNC Capital markets LLC
					Morgan Keegan
					Piper Jaffray
					JP Morgan Securities, Inc.




Name of Registrant:		VALIC II Funds
Name of Portfolio:		Small Cap Value Fund
Name of Sub Advisor		JP Morgan Investment Management Inc.

Name of Issuer  		Epocrates Inc.

Title of Security		Epocrates Inc.


Date of First Offering		02/01/11

Amount of Total Offering		 $85,760,000

Unit Price		$16.00

Underwriting Spread or Commission		$1.12

Number of Shares Purchased 		80,800

Dollar Amount of Purchases		$1,292,800.00

Years of Continuous Operation		3+

Percentage of Offering Purchased		0.06%
by Portfolio

Percentage of Portfolio assets                  0.04%
applied to purchases

Percentage of offering purchased		1.45%
by the other Portfolios


Name(s) of Underwriter(s) or
Dealer(s) from whom Purchased		Piper Jaffray

Underwriting Syndicate Members		William Blair & Company
					JMP Securities
					Piper Jaffray
					JP Morgan Securities, Inc.






Name of Registrant:		VALIC II Funds
Name of Portfolio:		Small Cap Value Fund
Name of Sub Advisor		JP Morgan Investment Management Inc.

Name of Issuer  		FleetCor Technologies

Title of Security		FleetCor Technologies


Date of First Offering		12/14/10

Amount of Total Offering		 $291,525,000

Unit Price		$23.00

Underwriting Spread or Commission		$1.44

Number of Shares Purchased 		444,600

Dollar Amount of Purchases		$10,255,800.00

Years of Continuous Operation		3+

Percentage of Offering Purchased		0.06%
by Portfolio

Percentage of Portfolio assets                  0.12%
applied to purchases

Percentage of offering purchased		3.45%
by the other Portfolios


Name(s) of Underwriter(s) or
Dealer(s) from whom Purchased		Goldman Sachs & Co.

Underwriting Syndicate Members		Wells Fargo Securities
					PNC Capital markets LLC
					Raymond James
					Morgan Stanley
					JP Morgan Securities, Inc.
					Barclays Capital
					Goldman Sachs & Co.





Name of Registrant:		VALIC II Funds
Name of Portfolio:		Small Cap Value Fund
Name of Sub Advisor		JP Morgan Investment Management Inc.

Name of Issuer  		Targa Resources Corp.
Title of Security		Targa Resources Corp.


Date of First Offering		12/06/10

Amount of Total Offering		 $360,250,000

Unit Price		$22.00

Underwriting Spread or Commission		$1.21

Number of Shares Purchased 		66,900

Dollar Amount of Purchases		$1,471,800.00

Years of Continuous Operation		3+

Percentage of Offering Purchased		0.41%
by Portfolio

Percentage of Portfolio assets 			0.07%
applied to purchases

Percentage of offering purchased		0.41%
by the other Portfolios


Name(s) of Underwriter(s) or
Dealer(s) from whom Purchased		Barclays Bank Plc

Underwriting Syndicate Members		Barclays Capital
					Citigroup Global Markets
					Credit Suisse
					Raymond James
					Deutsche Bank Securities, Inc.
					JP Morgan Securities, Inc.
					Wells Fargo Securities
					RBC Capital Markets
					UBS Investment Bank
					BofA Merrill Lynch
					Morgan Stanley



Name of Registrant:		VALIC II Funds
Name of Portfolio:		Large Cap Value Fund
Name of Sub Advisor		The Boston Company Asset Mangement

Name of Issuer  		LPL Financial	(LPA)
Title of Security		LPL Financial   (LPA)


Date of First Offering		11/17/10

Amount of Total Offering		 $469,724,460

Unit Price		$30.00

Underwriting Spread or Commission		$1.58

Number of Shares Purchased 		421

Dollar Amount of Purchases		$12,630.00

Years of Continuous Operation		3+

Percentage of Offering Purchased		0.0%
by Portfolio

Percentage of Portfolio assets                  0.0%
applied to purchases

Percentage of offering purchased		N/A
by the other Portfolios


Name(s) of Underwriter(s) or
Dealer(s) from whom Purchased		JP Morgan Securities, Inc.

Underwriting Syndicate Members		Goldman Sachs & Co.
					BofA Merrill Lynch
					Sanford C. Berstein & Co.
					UBS Securities LLC
					William Blair & Company
					Keefe, Bruyette & Woods Inc.
					Lazard Capital markets LLC
					Macquarie Capital (USA) Inc.
					Sandler o'Neil & Partners LP
					Morgan Stanley
					JP Morgan Securities, Inc.





Name of Registrant:		VALIC II Funds
Name of Portfolio:		Large Cap Value Fund
Name of Sub Advisor		The Boston Company Asset Mangement

Name of Issuer  		General Motors
Title of Security		General Motors


Date of First Offering		11/17/10

Amount of Total Offering		 $15,774,000,000.00

Unit Price		$33.00

Underwriting Spread or Commission		$0.25

Number of Shares Purchased 		4776

Dollar Amount of Purchases		$157,608.00

Years of Continuous Operation		3+

Percentage of Offering Purchased		0.0%
by Portfolio

Percentage of Portfolio assets                  0.08%
applied to purchases

Percentage of offering purchased		N/A
by the other Portfolios


Name(s) of Underwriter(s) or
Dealer(s) from whom Purchased		Goldman Sachs & Co.

Underwriting Syndicate Members		Goldman Sachs & Co.
					BofA Merrill Lynch
					JP Morgan Securities, Inc.
					Deutsche Bank Securities, Inc.
					Citigroup Global Markets
					RBC Capital Markets
					Bradesco BBI
					BNY Mellon Capital markets LLC
					Morgan Stanley
					Soliel Securities Corporation
					Barclays Capital
					Credit Suisse
					CIBC World Markets Corp.
					Commerz Markets LLC
					ICBC International Securities Limited
					Itau BBA USA Securities Inc
					Lloyds TSB Corporate Markets
					LOOP Capital markets LLC
					The Williams Capital Group LP
					China International Capital Corporation Hong Kong Securities Limitied






Name of Registrant:		VALIC II Funds
Name of Portfolio:		Small Cap Value Fund
Name of Sub Advisor		JP Morgan Investment Management Inc.

Name of Issuer  		Pacific Biosciences of California
Title of Security		Pacific Biosciences of California


Date of First Offering		10/26/10

Amount of Total Offering		 $200,000,000

Unit Price		$16.00

Underwriting Spread or Commission		$1.12

Number of Shares Purchased 		134,700

Dollar Amount of Purchases		$2,155,200.00

Years of Continuous Operation		3+

Percentage of Offering Purchased		0.08%
by Portfolio

Percentage of Portfolio assets                  0.09%
applied to purchases

Percentage of offering purchased		1.0%
by the other Portfolios


Name(s) of Underwriter(s) or
Dealer(s) from whom Purchased		Morgan Stanley

Underwriting Syndicate Members		JP Morgan Securities, Inc.
					Morgan Stanley
					Piper Jaffray
					Deutsche Bank Securities, Inc.









Name of Registrant:		VALIC II Funds
Name of Portfolio:		Small Cap Value Fund
Name of Sub Advisor		JP Morgan Investment Management Inc.

Name of Issuer  		Aeroflex Holding Corp.
Title of Security		Aeroflex Holding Corp.


Date of First Offering		11/18/10

Amount of Total Offering		 $232,875,000

Unit Price		$13.50

Underwriting Spread or Commission		$0.84

Number of Shares Purchased 		87,400

Dollar Amount of Purchases		$1,179,900.00

Years of Continuous Operation		3+

Percentage of Offering Purchased		0.03%
by Portfolio

Percentage of Portfolio assets                  0.04%
applied to purchases

Percentage of offering purchased		0.48%
by the other Portfolios


Name(s) of Underwriter(s) or
Dealer(s) from whom Purchased		Goldman Sachs & Co.

Underwriting Syndicate Members		Goldman Sachs & Co.
					JP Morgan Securities, Inc.
					Credit Suisse
					Morgan Stanley
					Barclays Capital
					Stifel Nicolaus Weisel
					Needham & Company LLC
					Moelis & Company
					Oppenheimer & Co
					UBS Investment bank






Name of Registrant:		VALIC II Funds
Name of Portfolio:		Small Cap Value Fund
Name of Sub Advisor		JP Morgan Investment Management Inc.

Name of Issuer  		The Fresh market Inc.
Title of Security		The Fresh market Inc.


Date of First Offering		11/04/10

Amount of Total Offering		 $289,850,000

Unit Price		$22.00

Underwriting Spread or Commission		$1.54

Number of Shares Purchased 		67,200

Dollar Amount of Purchases		$1,478,400.00

Years of Continuous Operation		3+

Percentage of Offering Purchased		0.04%
by Portfolio

Percentage of Portfolio assets                  0.06%
applied to purchases

Percentage of offering purchased		0.47%
by the other Portfolios


Name(s) of Underwriter(s) or
Dealer(s) from whom Purchased		BofA Merrill Lynch

Underwriting Syndicate Members		Goldman Sachs & Co.
					JP Morgan Securities, Inc.
					Morgan Stanley
					BofA Merrill Lynch
					BMO Capital Markets
					RBC Capital Markets
					William Blair & Company